VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return
in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
On February 22, 2013

Please detach at perforation before mailing.

PROXY	MET INVESTORS SERIES TRUST MET/FRANKLIN MUTUAL SHARES PORTFOLIO Special Meeting of Shareholders – February 22, 2013	PROXY

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Met/Franklin Mutual Shares Portfolio (“MIST Portfolio”) of the Met Investors Series Trust (“MIST”) hereby appoints Elizabeth M. Forget, Andrew D. Gangolf and Michael P. Lawlor, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of MIST Portfolio to be held on February 22, 2013, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern time, and at any adjournment thereof (the “Meeting”), as follows:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF MIST SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

, 2013
Date

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MFS® Value Portfolio, (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.

		☐	☐	☐

To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-xxx-xxx-xxxx
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instructions Form and
return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
501 Boylston Street
Boston MA 02116
On February 22, 2013

Please detach at perforation before mailing.

VOTING INSTRUCTIONS FORM	MET INVESTORS SERIES TRUST MET/FRANKLIN MUTUAL SHARES PORTFOLIO Special Meeting of Shareholders – February 22, 2013	VOTING INSTRUCTIONS FORM

[Insurance Company Name Drop – In]

The undersigned hereby instructs the above Insurance Company (the “Insurance Company”) to vote the shares of the Met/Franklin Mutual Shares Portfolio (“MIST Portfolio”) of Met Investors Series Trust (“MIST”), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of MIST Portfolio to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on February 22, 2013, and at any adjournments or postponements thereof.

The Insurance Company and the Board of Trustees of MIST solicit your voting instructions and recommend that you instruct the Insurance Company to vote “FOR” the Proposal. The Insurance Company will vote the appropriate number of MIST Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Insurance Company will vote FOR the Proposal.

Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-xxx-xxx-xxxx

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

, 2013
Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTIONS FORM

IN THE ENCLOSED ENVELOPE TODAY

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:¢

		FOR ☐	AGAINST ☐	ABSTAIN ☐
1.

To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MFS® Value Portfolio, (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.

To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.